UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2021

Rapid7, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37496	35-2423994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Causeway Street, Boston, Massachusetts	02114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 247-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	RPD	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 16, 2021, Rapid7, Inc., a Delaware corporation (“Rapid7”), Rapid7 International Holdings Limited, a company incorporated under the laws of England and Wales and a wholly-owned subsidiary of Rapid7 (the “Purchaser”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with the shareholders of IntSights Cyber Intelligence Ltd., a private company limited by shares formed under the laws of the State of Israel (“IntSights”). Pursuant to the Purchase Agreement, on July 16, 2021, the Purchaser acquired (the “Acquisition”) all of the issued share capital of IntSights for approximately $335 million (the “Consideration”) consisting primarily of cash, subject to certain adjustments for IntSights’ working capital, transaction expenses, cash and indebtedness, and of deferred and unvested shares of Rapid7’s common stock to be issued to the founders of IntSights in connection with the transaction.

IntSights is a provider of contextualized external threat intelligence and proactive threat remediation.

Pursuant to the Purchase Agreement, upon the closing of the Acquisition (the “Closing”), each of IntSights’ shareholders and holders of vested options to purchase IntSights’ ordinary shares became entitled to receive their pro rata portion of the Consideration in the form of cash, less the exercise price of vested options, as applicable. Options to purchase ordinary shares of IntSights that were not vested as of the Closing were canceled and following the Closing, certain holders of such options became entitled to receive substitute equity awards issued by Rapid7, in each case to be determined in accordance with the Purchase Agreement. In addition, each of IntSights’ founders agreed that the payment of 30% of their portion of the Consideration will be paid in the form of an aggregate of 206,608 shares of Rapid7’s common stock. The common stock Consideration will be deferred and paid over a thirty-month period following the Closing, subject to certain conditions set forth in the Purchase Agreement.

The Purchase Agreement contains representations, warranties and post-Closing covenants of Rapid7, Purchaser and IntSights that are customary for a transaction of this nature, as well as limitations on the obligations and liabilities of the shareholders of IntSights, including no recourse directly against the shareholders of IntSights for a breach of the business-related warranties. IntSights has obtained customary representation and warranty insurance.

The foregoing description of the Purchase Agreement and the Acquisition is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

See Item 1.01 above regarding the Acquisition, which is incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On July 19, 2021, Rapid7 issued a press release announcing certain preliminary financial data and key metrics for the quarter ended June 30, 2021. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in Item 2.02 of this Current Report and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 3.02	Unregistered Sale of Equity Securities

See Item 1.01 above regarding the shares of Rapid7’s common stock being issued as deferred Consideration in connection with the Acquisition, which is incorporated by reference herein. Such shares are being issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On July 19, 2021, Rapid7 issued a press release announcing the Acquisition as well as certain preliminary financial data and key metrics for the quarter ended June 30, 2021. A copy of the press release is included herewith as Exhibit 99.1.

Rapid7 will host a conference call today, July 19, 2021, to discuss the Acquisition at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 877-357-4230 (domestic) or 629-228-0721 (international). The call will also be available live via webcast on Rapid7’s website at https://investors.rapid7.com. A telephone replay of the conference call will be available at 855-859-2056 or 404-537-3406 (access code 1889673) until July 26, 2021. A webcast replay will be available at https://investors.rapid7.com.

The information included in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements regarding the payment of Consideration in connection with the Acquisition, the impact of the Acquisition on Rapid7’s products, strategy and future results of operations, and certain of Rapid7’s preliminary financial results and key metrics for the quarter ended June 30, 2021. Forward-looking statements include all statements that are not historical facts. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “will,” or similar expressions and the negatives of those words. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that Rapid7 expects. These risks and uncertainties include market risks, trends and conditions. These and other risks are more fully described in Rapid7’s filings with the Securities and Exchange Commission, including in the section titled “Risk Factors” in Rapid7’s Quarter Report on Form 10-Q for the quarter ended March 31, 2021. In light of these risks, you should not place undue reliance on such forward-looking statements. Forward-looking statements represent Rapid7’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Rapid7 disclaims any obligation to update forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated July 16, 2021, by and between Rapid7, Inc., Rapid7 International Holdings Limited, IntSights Cyber Intelligence Ltd., the Sellers and Shareholder Representative Services LLC.

99.1	Press Release issued by Rapid7, Inc. on July 19, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid7, Inc.

Dated: July 19, 2021	By:	/s/ Jeff Kalowski
Jeff Kalowski Chief Financial Officer